                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D. C. 20549

                                   FORM 8-K


                                CURRENT REPORT

                    Pursuant to section 13 or 15(d) of the
                       Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)              September 3, 1996
                                                              -----------------

                 BLACK HAWK GAMING & DEVELOPMENT COMPANY, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


Colorado                            33-57342                    84-1158484
- -----------------------      ------------------------           ----------
(State or other juris-       (Commission File Number)            I.R.S. Employer
diction of incorporation)                                   Identification No.)

2060 Broadway, Suite 400
Boulder, Colorado                                                  80302
- ----------------------------------------                        ----------
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code:        (303) 444-0240
                                                           --------------

                                  No Change
                                  ---------
        (Former name or former address, if changed since last report)

Item 5.         Other Events.

         (1.) On August 30, 1996, the Company announced that it had agreed with Jacobs Entertainment Ltd. to delay until November 1, 1996, the closing of the Stock Purchase Agreement executed between the parties on August 12, 1996.

                The delay will enable Black Hawk Gaming to complete the annual renewal of the Gilpin Hotel Casino's gaming license. Although Blak Hawk Gaming fully expects the gaming license to be renewed, recent investigations by the Division of Gaming and actions of the Jefferson County District Attorney with respect to check cashing and credit extension policies at certain Colorado casinos, including the Gilpin Hotel Casino, causes some concern.

          (a)   Financial Statements and Exhibits

                None

          (b)   Exhibits

                Exhibit Number                Description
                --------------                -----------
                99.20A                        Extension
                                              Agreement








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                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        BLACK HAWK GAMING &
                                        DEVELOPMENT COMPANY, INC.



                                        By:   /s/ STEPHEN R. ROARK
                                           ---------------------------------
                                            Stephen R. Roark, President

Date:  September 3, 1996




                                     -3-
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                                EXHIBIT INDEX



EXHIBIT NO.            DESCRIPTION
- -----------            -----------

  90.20A               EXTENSION AGREEMENT


                            CLOSING DATE EXTENSION


        The undersigned hereby agree that the Closing Date (as defined in the Purchase Agreement dated as of August 12, 1996 between the undersigned) is hereby extended to November 1, 1996 or such earlier date as agreed to by the undersigned.


Dated:  August 30, 1996


                                    SELLER:

                                    BLACK HAWK GAMING &
                                    DEVELOPMENT COMPANY, INC.


                                    By:  /s/ STEPHEN R. ROARK
                                       ----------------------------
                                       Stephen R. Roark, President


                                    PURCHASER:

                                    JACOBS ENTERTAINMENT LTD.



                                    By:  /s/ JEFFREY P. JACOBS
                                       ----------------------------
                                       Jeffrey P. Jacobs, President